EXHIBIT 10.1

                             ON2 TECHNOLOGIES, INC.
                               21 Corporate Drive
                             Clifton Park, NY 12065


May 11, 2005

Mr. Douglas A. McIntyre 33 Highview Road Pound Ridge, NY 10576

Dear Doug:

Reference is made to that Employment Agreement (the "Agreement") between you and On2 Technologies, Inc. ("On2") dated as of April 17, 2000, as amended on July 23, 2003. Capitalized terms used herein but not defined shall have the meaning given to them in the Agreement.

On2 hereby agrees to extend the Term for a period of one year. The term of the extension (the "Extension Term") will commence on April 17, 2006 and expire on April 16, 2007 at 5:00 P.M. New York City time. Beginning on April 17, 2006, the Agreement shall be read so that the defined term "Term" means the Extension Term.

Except as specifically modified herein, all of the terms and provisions set forth in Agreement shall apply during the Extension Term.

Sincerely yours,

ON2 TECHNOLOGIES, INC.


BY: /s/ Tim Reusing
  --------------------------------------
  Name:  Tim Reusing
  Title: EVP- Legal and Business Affairs



/s/ Douglas A. McIntyre
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Douglas A. McIntyre